UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2013

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

EXPLANATORY NOTE

ConAgra Foods, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K to amend the Company’s Current Report on Form 8-K filed on May 21, 2013 (the “Original Form 8-K”) in order to update certain disclosures therein under Item 2.05 with respect to the Company’s exit and disposal activities. The disclosure contained in Item 2.05 of the Original Form 8-K is hereby replaced in its entirety by the disclosure contained in Item 2.05 of this Amendment to the Original Form 8-K.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 16, 2013, the Board of Directors of the Company authorized a broad restructuring and integration plan related to the ongoing integration of the then recently acquired operations of Ralcorp Holdings, Inc. (“Ralcorp”). At the time of the acquisition of Ralcorp, the Company anticipated that it would need to take restructuring actions in integrating Ralcorp, and at the time of the filing of the Original Form 8-K, the Company expected the restructuring actions would include steps to, among other things, improve operational effectiveness and reduce costs, integrate headquarter functions across the organization, and optimize manufacturing assets, as a result of which the Company expected to incur material charges for exit and disposal activities under generally accepted accounting principles. At the time of the filing of the Original Form 8-K, because management had not yet finalized the specific actions to be taken, the Company was not able to make a good faith estimate of the total amount or range of amounts (i) for each major type of cost expected to be incurred, (ii) expected to be incurred, or (iii) of charges that would result in future cash expenditures.

The Company is filing this Amendment to the Original Form 8-K to report that the Company has continued evaluating a plan for the integration of Ralcorp and related restructuring activities, which the Company previously referred to as the Ralcorp Related Restructuring Plan, and on December 18, 2013, the Board of Directors of the Company approved (i) an expansion of the scope of the initial plan to include steps to optimize the entire organization’s supply chain network and improve selling, general and administrative effectiveness and efficiencies, referred to as the Supply Chain and Administrative Efficiency Plan (the “Plan”), including an initial phase of the Plan (the “Initial Phase”), and (ii) related expenses for the Initial Phase. Although the Company remains unable to make good faith estimates relating to the entire Plan, the Company is reporting on actions included in the Initial Phase and the estimated amounts or range of amounts related to the Initial Phase (i) for each major type of costs, (ii) expected to be incurred, and (iii) of charges that will result in future cash expenditures.

As a part of the Initial Phase, the Company expects to take actions to, among other things, (i) continue the ongoing integration and restructuring of the operations of Ralcorp, including optimizing manufacturing assets in the newly created Private Brands segment, and (ii) optimize the Company’s dry distribution and mixing centers. In connection with implementing the Initial Phase, the Company expects to incur pre-tax cash and non-cash charges estimated to be approximately $200 million, including approximately $155 million of cash charges.

The Company’s current estimate of accounting charges related to the Initial Phase is as follows:

Type of Cost:
Severance and related costs: $59 million
Asset impairment / Accelerated Depreciation: $42 million
Property relocation and other site closure costs: $49 million
Contract/lease terminations: $10 million
Consulting: $7 million
Other costs: $33 million
Total: Approximately $200 million

The Company has incurred pre-tax cash expenses of approximately $43 million related to the Plan as of the end of the second quarter of fiscal 2014 (November 24, 2013), $28 million of which was incurred in fiscal 2013, and $15 million of which was incurred through the second quarter of fiscal 2014. The Company expects to incur pre-tax cash and non-cash charges related to the Initial Phase estimated to be approximately $40 million, including approximately $21 million of cash charges, for the remainder of fiscal 2014, with the remainder of pre-tax cash and non-cash charges related to the Initial Phase over the next several years. The Company expects that the Plan will be implemented over a multi-year period.

The Company intends to treat charges related to the Plan as items impacting comparability of results and the charges will therefore not impact the Company’s previously communicated annual or long-term financial guidance.

Note on Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These risks and uncertainties include, among other things: ConAgra Foods’ ability to realize the synergies and benefits contemplated by the acquisition of Ralcorp and its ability to promptly and effectively integrate the business of Ralcorp; the timing to consummate the potential joint venture combining the flour milling businesses of ConAgra Foods, Cargill, and CHS; ConAgra Foods’ ability to realize the synergies and benefits contemplated by the potential joint venture; the availability and prices of raw materials, including any negative effects caused by inflation or adverse weather conditions; the effectiveness of ConAgra Foods’ product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; ConAgra Foods’ ability to execute its operating and restructuring plans; the success of ConAgra Foods’ cost-saving initiatives, innovation, and marketing investments; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any ConAgra Foods product recalls; access to capital; ConAgra Foods’ success in efficiently and effectively integrating its acquisitions; actions of governments and regulatory factors affecting ConAgra Foods’ businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of ConAgra Foods’ common stock and debt, if any; and other risks described in ConAgra Foods’ reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. ConAgra Foods disclaims any obligation to update or revise statements contained in this report to reflect future events or circumstances or otherwise.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

December 19, 2013	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary